AETNA GET FUND

                        Supplement dated October 10, 2001

THE INFORMATION BELOW AMENDS THE INFORMATION CONTAINED IN THE AETNA GET FUND - SERIES P STATEMENT OF ADDITIONAL INFORMATION ("STATEMENT") DATED SEPTEMBER 4, 2001. THIS SUPPLEMENT SHOULD BE READ WITH THE STATEMENT AND SUPERSEDES THE PREVIOUSLY ISSUED SUPPLEMENT TO THE STATEMENT.

The following replaces the second paragraph on the front page of the Statement:

A free copy of the Series P Prospectus is available upon request by writing to the Fund at: 1475 Dunwoody Drive, West Chester, PA 19380, or by calling 1-800-963-9539.

The following replaces the section entitled "Investment Advisory Agreement" on pages 11 and 12 of the Statement:

                          INVESTMENT ADVISORY AGREEMENT

The Fund entered into an investment advisory agreement (Advisory Agreement) appointing Aeltus as the investment adviser of the Series. Under the Advisory Agreement, and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of the Series including the selection, purchase and sale of securities. Under the Advisory Agreement, Aeltus is given the right to delegate any or all of its obligations to a subadviser.

The Advisory Agreement provides that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or members of the Board and that the Series is responsible for payment of all other of its costs.

For the services under the Advisory Agreement, Aeltus will receive an annual fee, payable monthly, as described in the Prospectus.

Aeltus is contractually obligated through the Maturity Date to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of the Series' other expenses in order to ensure that the Series' total expense ratio (excluding distribution fees) does not exceed 0.75% of the average daily net assets.

The following replaces the section entitled "Administrative Services Agreement" on page 12 of the Statement:

                        ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for the Series' operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semi-annual and annual reports to shareholders; (5) calculating the net asset value (NAV); (6) preparing certain shareholder communications; (7) supervising the custodian and transfer agent; and (8) reporting to the Board.

Aeltus is the administrator for the Series. Aeltus has responsibility for certain administrative and internal accounting and reporting services, maintenance of relationships with third party service providers such as the transfer agent and custodian, calculation of the NAV and other financial reports prepared for the Series.

Listed below is the administrative services fee Aeltus is entitled to receive on an annual rate based on average daily net assets of the Series:

           Administrative Fee        Series Assets
           ------------------        -------------
           0.075%                    on the first $5 billion
           0.050%                    on all assets over $5 billion

Aeltus is contractually obligated through the Maturity Date to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of the Series' other expenses in order to ensure that the Series' total expense ratio (excluding distribution fees) does not exceed 0.75% of the average daily net assets.





                                                               October 2001